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                         THE DIRECTOR (SERIES VII)
                      HARTFORD LIFE INSURANCE COMPANY
    SUPPLEMENT DATED JULY 1, 1999 TO THE PROSPECTUS DATED MAY 3, 1999

The following sentence should be added as the last sentence to the sub-section entitled "Purchasing a Contract" within the Section entitled "The Contract":

For Contracts issued in Oregon, premium payments will only be accepted prior to the third Contract Anniversary. For Contracts issued in Massachusetts, subsequent premium payments will only be accepted until the Annuitant's 63rd birthday or the third Contract Anniversary, whichever is later. We will send you a confirmation notice upon receipt and acceptance of your premium payment.

The following should be added after the third paragraph of the sub-section entitled "Option 6--Payments for a period Certain" within the section entitled "Annuity Payment Options:

For Contracts issued in the state of Oregon, Payments for a Period Certain may be selected as follows: For fixed annuity payments, the minimum period that you can select is 10 years at any time and 5 years on or after the 2nd Contract Anniversary. For variable annuity payments, the minimum period that you can select is 5 years on or after the 10th Contract Anniversary. Under an Annuity payable with variable annuity payments, you may surrender the Contract after payments have begun by submitting a written request to us. The amount available to you is the Commuted Value.

The following sentence should be added as the last sentence of the fifth paragraph of the Section entitled "Will Hartford pay a death benefit?" and as the last sentence of the sixth paragraph of the section entitled "Determination of the Death Benefit":

For Contracts issued in the states of Washington or New York, the Optional Death Benefit is not available.

The following should be added as the last sentence of the first paragraph of the section entitled "Settlement Provisions":

In New York, the Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday.



HV-2369